UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2006

Atmos Energy Corporation

Retirement Savings Plan and Trust

(Full Title of Plan)

Commission File No. 33-57687

ATMOS ENERGY CORPORATION

Three Lincoln Centre, Suite 1800

Dallas, Texas 75240

(Name of issuer of securities held pursuant to the plan and the address of its principal executive offices)

1-10042	75-1743247
(Commission File Number)	(I.R.S. Employer Identification No.)

(972) 934-9227

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 6, 2006, the Atmos Energy Corporation Retirement Savings Plan and Trust (the “Plan”) retained Whitley Penn LLP (“WP”) as the new independent registered public accounting firm to audit the financial statements of the Plan for the year ended December 31, 2005, replacing Ernst & Young LLP (“EY”). This action effectively dismissed EY as the Plan’s independent registered public accounting firm for the year ended December 31, 2005. The appointment of WP was approved by the Company’s Qualified Retirement Plans & Trusts Committee as administrator of the Plan.

EY remains the independent registered public accounting firm for Atmos Energy Corporation (the “Company”), the sponsor of the Plan. The dismissal of EY described above relates only to the Plan.

During the years ended December 31, 2004 and 2003 and through March 6, 2006, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of EY would have caused EY to make reference thereto in its reports on the Plan’s financial statements for such years.

None of the “reportable events” described under Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2004 and 2003 and through March 6, 2006.

The report issued by EY on the financial statements of the Plan as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. The Plan provided EY with a copy of the foregoing disclosures, and a letter from EY confirming its agreement with these disclosures is attached as Exhibit 16.1 to this report.

During the years ended December 31, 2004 and 2003 and through March 6, 2006, the Plan did not consult with WP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements, and neither a written report was provided to the Plan nor oral advice was provided that WP concluded was an important factor considered by the Plan in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit index included herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION RETIREMENT
SAVINGS PLAN AND TRUST
(Registrant)

DATE: October 20, 2006	By:	/s/ JOHN P. REDDY
John P. Reddy Chairman of the Atmos Energy
Corporation Qualified Retirement
Plans and Trusts Committee,
Plan Administrator

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP dated October 19, 2006, to the Securities and Exchange Commission